NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AllianzGI International Growth Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT Columbia Overseas Value
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Mellon Dynamic U.S. Core Fund
NVIT Mellon Dynamic U.S. Equity Income Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Newton Sustainable U.S. Equity Fund
NVIT Real Estate Fund
NVIT Wells Fargo Discovery Fund

Supplement dated June 17, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Mellon Dynamic U.S. Core Fund, NVIT Mellon Dynamic U.S. Equity Income Fund, NVIT Newton Sustainable U.S. Equity Fund, NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Newton Investment Management North America, LLC (“Newton US”) for the NVIT Mellon Dynamic U.S. Core Fund and NVIT Mellon Dynamic U.S. Equity Income Fund, each a series of the Trust (each, a “Fund,” and together, the “Funds”). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation (“Mellon”), the subadviser to each Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the “Transaction”). Upon the closing of the Transaction, which is anticipated to occur on or about August 31, 2021, (the “Effective Date”) the Trust’s subadvisory agreement with Mellon, with respect to the Funds, will terminate and the new subadvisory agreement with Newton US will become effective. It is currently anticipated that the Funds’ portfolio managers who are responsible for the day-to-day management of each Fund will remain the same as of the Effective Date. It is also anticipated that there will be no material changes to each Fund’s investment objective or strategies, no reduction in the nature or level of services provided to each Fund, and no increase in the management fee payable by each Fund as a result of the engagement of Newton US as the subadviser. The subadviser to the NVIT Newton Sustainable U.S. Equity Fund will remain Newton Investment Management Limited, but the Fund’s name will be changed as reflected below.

As of the Effective Date (except as otherwise noted below), the Prospectus is amended as follows:

1.	The NVIT Mellon Dynamic U.S. Core Fund is renamed the “NVIT BNY Mellon Dynamic U.S. Core Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

2.	The NVIT Mellon Dynamic U.S. Equity Income Fund is renamed the “NVIT BNY Mellon Dynamic U.S. Equity Income Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

3.	The NVIT Newton Sustainable U.S. Equity Fund is renamed the “NVIT BNY Mellon Sustainable U.S. Equity Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

4.	Effective immediately, all references to, and information regarding, Franco Tapia in the Prospectus are deleted in their entirety.

5.	All references to “Mellon Investments Corporation” are deleted and replaced with “Newton Investment Management North America, LLC.”

6.	The information regarding Mellon Investments Corporation under the heading “Fund Management – Subadvisers” on page 117 of the Prospectus is deleted in its entirety.

7.	The information under the heading “Fund Management – Subadvisers” beginning on page 117 of the Prospectus is amended to include the following:

NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NEWTON US”), located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108, is the subadviser to the NVIT BNY Mellon Dynamic U.S. Core Fund and NVIT BNY Mellon Dynamic U.S. Equity Income Fund. Newton US was formed as a subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE